EXHIBIT 10.49
Certain portions of this Exhibit have been redacted pursuant to item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where redactions have been made.
Execution Version
ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of October 31, 2025 by and among Cavendish LLC, a Delaware limited liability company (“Assignor”), [***], [***], [***], [***], [***], [***] (each, an “Assignee,” and collectively, the “Assignees”) and Harley-Davidson Financial Services, Inc. (the “Company”). All terms used and not defined herein have the meanings set forth in the Subscription Agreement (as defined below).
WITNESSETH:
WHEREAS, reference is hereby made to that certain Subscription Agreement, dated as of July 30, 2025, by and between Assignor and the Company, attached hereto as Exhibit A (the “Subscription Agreement”), pursuant to which, among other things, Assignor subscribed for and agreed to purchase from the Company Class A Common Stock equal to 4.90% of all issued and outstanding Common Stock of the Company, on a fully diluted basis, following the Closing for an aggregate Cash Consideration of [***] on the terms and subject to the conditions provided for in the Subscription Agreement;
WHEREAS, pursuant to Section 9.4 of the Subscription Agreement, Assignor may assign or transfer all or any portion of its rights and obligation under this Agreement to a Permitted Transferee in accordance with the terms of the Stockholders Agreement;
WHEREAS, each of the Assignees are an Affiliate (as defined in the Stockholders Agreement) of the Assignor and any assignment of all or any portion of the rights and obligations of the Assignor under the Subscription Agreement and Shareholder Agreement would qualify as a Permitted Transfer; and
WHEREAS, Assignor desires to assign and transfer to the Assignees, and the Assignees desires to acquire, accept and assume from Assignor, Assignor’s rights, title and interests in and to, and obligations and liabilities under, the Subscription Agreement in proportion to the amount set forth as “Percentage of Assigned Rights and Obligations” as set forth next to the name of such Assignee on Schedule 1 hereto (collectively, the “Assigned Rights and Obligations”).
NOW, THEREFORE, for mutual consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ACTIVE 715932666v4

1.Assignment and Assumption. Effective as of the date hereof, Assignor hereby conveys, assigns, transfers and delivers to the Assignees, and each Assignee hereby accepts and assumes from Assignor, its respective Assigned Rights and Obligations. Each Assignee hereby undertakes to pay, satisfy and discharge any obligation or liability of any kind relating to its Assigned Rights and Obligations. Upon the Closing, each Assignee shall subscribe for and be issued the number of shares of Common Stock set forth next to such Assignee’s name on Schedule 1 in exchange for the payment of the Cash Consideration set forth next to such Assignee’s name on Schedule 1 to the Company. Notwithstanding the foregoing, the Assignor shall remain liable to pay, satisfy and discharge any obligation or liability of any kind relating to Assigned Rights and Obligations.
2.Representations and Warranties of Assignor and Assignees. Each of Assignor and the Assignees represents and warrants to the Company that each Assignee is an Affiliate of the Assignor and any assignment of all or any portion of the rights and obligations of the Assignor under the Subscription Agreement and Shareholder Agreement would qualify as a Permitted Transfer.
3.Terms of Subscription Agreement. The terms of the Subscription Agreement, including, but not limited to, the representations, warranties, covenants, agreements and indemnities set forth therein, are incorporated herein by this reference. The parties hereto acknowledge and agree that the representations, warranties, covenants, agreements and indemnities contained in the Subscription Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Subscription Agreement and the terms hereof, the terms of the Subscription Agreement shall govern.
4.Further Assurances. The parties hereto shall execute and deliver or cause to be executed and delivered such additional documents and take such additional actions as the parties hereto reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement.
5.Other Provisions. Article 9 of the Subscription Agreement is incorporated to this Agreement, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:
HARLEY-DAVIDSON FINANCIAL SERVICES, INC.
By:    /s/ David Viney
Name:    David Viney
Title:    Vice President and Treasurer

ASSIGNOR:
CAVENDISH LLC
[***]
By:    [***]
Name:    [***]
Title:    [***]

[***]
By:    [***]
Name:    [***]
Title:    [***]

[***]
By:    [***]
Name:    [***]
Title:    [***]

[***]
By:    [***]
Name:    [***]
Title:    [***]

[***]
By:    [***]
Name:    [***]
[Signature Page to Assignment and Assumption Agreement]

Title:    [***]

[***]
By:    [***]
Name:    [***]
Title:    [***]

[***]
By:    [***]
Name:    [***]
Title:    [***]

[Signature Page to Assignment and Assumption Agreement]

ASSIGNEES:
[***]
By:    [***]
Name:    [***]
Title:    [***]

[***]
By:    [***]
Name:    [***]
Title:    [***]

[***]
By:    [***]
Name:    [***]
Title:    [***]
[***]
By:    [***]
Name:    [***]
Title:    [***]
[***]
By:    [***]
Name:    [***]
Title:    [***]
[***]
By:    [***]
Name:    [***]
Title:    [***]

[Signature Page to Assignment and Assumption Agreement]

Schedule 1
Schedule of Assignment

Assignee	Percentage of Assigned Rights and Obligations	Shares of Common Stock to be Issued Upon Closing	Cash Consideration owed by Assignee
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total:	100.0000%	[***]	[***]

Exhibit A
Subscription Agreement
(see attached)